1 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 DRAFT 04.07.2021 MID PENN BANCORP, INC. Investor Presentation July 2026

2 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Cautionary Notice Regarding Forward-Looking Statements This presentation and management’s related discussion regarding Mid Penn Bancorp, Inc. (“Mid Penn”) contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements also include predictions or expectations of future business or financial performance, as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “intend,” “expect,” “anticipate,” “strategy,” “plan,” “estimate,” “approximately,” “target,” “project,” “propose,” “possible,” “potential,” “should” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Mid Penn) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2025, and any updates to those risk factors set forth in Mid Penn’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Mid Penn with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Mid Penn or its respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Mid Penn does not undertake any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as specifically required by law. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Forward-Looking Statements / Non-GAAP Disclosures

3 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Mid Penn Bancorp, Inc. Overview at June 30, 2026 Source: S&P Global Market Intelligence, Company Documents. Note: Financial information as of or for the quarter ended June 30, 2026 (unaudited). (1) Annualized financial metric. (2) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation and earnings per weighted average share calculation. (3) Excludes HFS loans. Assets Gross Loans Deposits $7.1 B $5.6 B $6.0 B Holding Company for Mid Penn Bank 2Q26 Financial Highlights NPAs / Assets 0.52% MRQ NCOs / Avg. Loans(1) 0.00% TCE / TA(2) 10.5% MRQ NIM(1) 4.06% Loans / Deposits(3) 94.4% • Banking subsidiary: Mid Penn Bank (est. 1868), state- chartered non-member bank and trust company, headquartered in Millersburg, PA • A PA-based commercial bank operating strategically throughout Pennsylvania and central and southern New Jersey • Dedicated to providing comprehensive banking and trust services • Highly active over the prior year. Key strategic initiatives include: ✓ Closed acquisition of Philadelphia-based 1st Colonial Bancorp, Inc. on February 27, 2026, for an aggregate purchase price of $106 million ✓ Closed acquisition of Florida-based Cumberland Advisors on January 1, 2026, which added $3.2 billion new assets under management ✓ Closed acquisition of south-central Pennsylvania based insurance agency, Charis Insurance Group, Inc., in May 2025 for a purchase price of $4 million ✓ Closed acquisition of William Penn Bancorporation in April 2025 for a purchase price of $120 million Diversified Market Presence MPB (62) Financial Center Footprint GAAP ROAA(1) 1.24% Core ROAA(1)(2) 1.26% ROATCE(1)(2) 13.20% Core ROATCE(1)(2) 12.53% Net Income $21.7m / $0.85/ Sh Core Net Income(2) $22.0m / $0.87 / Sh • Established leadership position in Greater Harrisburg • Meaningful scale across Greater Philadelphia and central and southern New Jersey • Presence across select northern and western Pennsylvania markets Greater Harrisburg $2.0B+ Deposits $2.2B Loans 18 Fin. Centers Greater Philadelphia / NJ $2.1B+ Deposits $2.3B Loans 23 Fin. Centers Northern PA Markets $1.0B+ Deposits $696M Loans 12 Fin. Centers Western PA Markets $710M Deposits $220M Loans 9 Fin. Centers

4 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 8.1% 10.5% 2024Q2 2026Q2 $5.4 $7.1 2024Q2 2026Q2 $1.0 $4.0 2024Q2 2026Q2 Core ROAA(1) Material Franchise & Balance Sheet Transformation Since 2024 Source: Company Documents, S&P Global Market Intelligence Note: Financial information as of or for the quarter ended June 30, 2026 (unaudited). (1) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. (2) Regulatory commercial real estate loans as a percentage of Total Risk-Based Capital. ✓ November 2024: Acquisition of William Penn Bancorporation for a purchase price of $120 million (closed April 2025) ✓ November 2024: Announced follow-on offering of $80.6 million of common equity (inclusive of overallotment) ✓ May 2025: Acquisition of south-central Pennsylvania based insurance agency, Charis Insurance Group, Inc. for a purchase price of $4 million (closed May 2025) ✓ September 2025: Acquisition of Florida-based Cumberland Advisors, a registered investment firm, which added $3.2 billion new assets under management (closed January 2026) ✓ September 2025: Acquisition of Philadelphia-based 1st Colonial Bancorp, Inc. for an aggregate purchase price of $106 million (closed February 2026) Total Assets ($B) 384% 328% 2024Q2 2026Q2 Net Interest Margin TCE / TA(1) 1 Southeastern PA + NJ Expansion CRE Concentration Ratio(2) AUM ($B) 0.87% 1.26% 2024Q2 2026Q2 3.12% 4.06% 2024Q2 2026Q2 = = = = Legacy Fee Income/Avg. Assets 0.36% 0.61% 2024Q2 2026Q2

5 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Key Tenets of the Mid Penn Story Well-Balanced Deposit Franchise with Best-in-Class Growth Rates in NIB Accounts Outsized Long-Term Shareholder Value Creation & Positioned for Further Upside Track Record of Successful M&A Integration Exceptional Asset Quality, Nicely Diversified & Granular Commercial Loan Portfolio Continuing to Improve Operational Efficiency & Leveraging New Technology

6 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Well-Balanced Deposit Franchise with Best-in-Class Growth Rates in NIB Accounts Source: S&P Global Market Intelligence, FDIC. (1) Bank-level regulatory data used as of 6/30/2026. (2) Includes nationwide major exchange-traded banks with total assets between $5-$10 billion as of most recent quarter reported excluding merger targets and mutuals. (3) Figures are FDIC deposit data as of 6/30/2025; Ranking excludes banks & thrifts with total assets over $50B. ✓ Highly granular and diversified deposit base ✓ Well balanced between consumer and commercial ✓ Leading market share in Harrisburg metro area ✓ Focused on growing NIB commercial business accounts Deposit Franchise Highlights 20% 34% MPB Peer Median(2) Uninsured Deposits / Total Deposits(1) Harrisburg-Carlisle, PA MSA Deposit Market Share 6% 7% 19% 23% 1% 2% 9% 10% 2 3 4 5 3 Year MPB Peer Median MPB Peer Median MPB Peer Median MPB Peer Median 5 Year 7 Year 10 Year (2) (2)(2)(2) Noninterest-Bearing Deposit Growth CAGRs Greater Philadelphia MSA Deposit Market Share Total Deposit Deposits Market Rank Institution Name Branches (#) ($M) Share (%) 1 Mid Penn Bancorp Inc. (PA) 16 $2,134 10.9 2 Orrstown Financial Services (PA) 7 $1,281 6.5 3 Fulton Financial Corp. (PA) 6 $1,012 5.2 4 Franklin Financial Services (PA) 8 $485 2.5 5 First Commonwealth Financial (PA) 4 $477 2.4 6 Burke & Herbert Finl Svcs Corp (VA) 4 $477 2.4 7 S&T Bancorp Inc. (PA) 4 $383 2.0 8 First Community Finl Corp. (PA) 7 $303 1.5 9 Juniata Valley Financial Corp. (PA) 2 $112 0.6 10 GELT Bancorp Inc. (PA) 1 $79 0.4 Total Deposit Deposits Market Rank Institution Name Branches (#) ($M) Share (%) 1 Fulton Financial Corp. (PA) 71 $8,441 1.4 2 Univest Financial Corp. (PA) 36 $5,935 1.0 3 Firstrust SB (PA) 16 $3,878 0.7 4 Comenity Bank (DE) 1 $3,405 0.6 5 Penn Community Mutual Holdings (PA) 20 $2,346 0.4 6 Meridian Corp. (PA) 6 $2,115 0.4 7 Mid Penn Bancorp Inc. (PA) 20 $1,841 0.3 8 QNB Corp. (PA) 12 $1,769 0.3 9 Parke Bancorp Inc. (NJ) 5 $1,294 0.2 10 Columbia Financial Inc. (NJ) 8 $1,034 0.2 Community Bank Deposit Market Share in Pennsylvania(3)

7 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Multifamily 22% Retail 22% Office 18% Industrial 9% Hospitality 11% Flex 3% Mobile Home Park 1% Healthcare 1% Other Property Types 13% Commercial Real Estate 51% Residential Mortgage 24% Construction 7% Commercial & Industrial 11% Consumer & Other 6% 0.52% 0.62% MPB Peer Median 0.50% 1.33% MPB Peer Median 2026Q2 Cumulative NCOs / Avg. Loans(3) $5.6 billion gross loan portfolio Exceptional Asset Quality, Nicely Diversified & Granular Commercial Loan Portfolio Source: Company Documents, S&P Global Market Intelligence. (1) Call report data used as of June 30, 2026. (2) Excludes owner occupied commercial real estate and farmland loans. Bank holding company data as of June 30, 2026, used. (3) Calculated from 2015 to 2026Q2. (4) Includes nationwide major exchange-traded banks with total assets between $5-$10 billion as of most recent quarter reported, excluding merger targets and mutuals. (4)(4) Loan Portfolio Composition(1) Multifamily + Nonowner Occupied CRE Portfolio(2) Asset Quality Snapshot 2026Q2 NPAs / Assets ($ millions) June 30, 2026 Commercial Real Estate Balance % Total Loan Count Avg. Balance WA LTV Multifamily $446 21.8% 387 $1.2 62.9% Retail 454 22.2% 356 $1.3 50.1% Office 364 17.8% 240 $1.5 67.5% Industrial 196 9.6% 100 $2.0 49.8% Hospitality 222 10.9% 47 $4.7 49.3% Flex 56 2.7% 43 $1.3 46.6% Mobile Home Park 23 1.1% 23 $1.0 54.0% Healthcare 24 1.2% 7 $3.5 60.5% Other Property Types 261 12.7% 215 $1.2 57.1% Total Multifamily + NOO CRE $2,046 100% 1,418 $1.4 56.7%

8 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 0.81% 1.26% 2015Y 2026Q2 Ann. $2.03 $3.48 2018Y 2026Q2 Ann. Track Record of Successful M&A Integration Source: S&P Global Market Intelligence, Company Filings. (1) Non-GAAP financial metric used. Please see Appendix for GAAP to non-GAAP reconciliation. (2) Annualized financial metric. Asset Growth Over Time ($B) Overall Asset CAGR: 21.3% Organic Acquired Core ROAA (%)(1)(2) Core EPS Comparison(1)(2) Pre-First Priority Financial Corp. Merger

9 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 72% 60% 2019 2026Q2 Continuing to Improve Operational Efficiency & Leveraging New Technology Continuing to innovate to drive productivity & efficiency gains Sources: S&P Global Market Intelligence; FDIC. (1) 38 total financial centers in 2019 and 62 total financial centers as of 2026Q2. (2) FTE = Full-Time Equivalent employee. Efficiency Ratio Average Financial Center Size(1) Customer Experience & Growth • AI-powered digital banking • Personalized customer engagement • Lead generation & cross-selling Risk, Compliance & Cyber • Fraud & transaction monitoring • Regulatory intelligence & compliance • Cyber threat monitoring and governance Operations & M&A Integration • Workflow automation & document processing • Operational efficiency & employee productivity Commercial Banking • Relationship intelligence and management • Credit analysis & underwriting support • Portfolio monitoring & early risk detection Key Areas of AI Impact at Mid Penn Bancorp Current (2026) • Top talent in place • Third party “gap” analysis on crossing $10B • Multiple, successful systems conversions completed 2027 & Beyond • Select focus areas & long- term productivity targets • Accelerate innovation • Embed AI in front & back office applications Revenue / FTE ($000s)(2) Assets / FTE ($M)(2) $185k 2019 $361k 2026Q2 $5.1M 2019 $8.4M 2026Q2 + 95% +65% $50.3 $96.0 2019 2026Q2

10 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 1.29x 1.56x 1.79x MPB Peer Median KRX Median 198% 159% 130% MPB Peer Median KRX Median Conclusion & Demonstrated Track Record of Outsized Shareholder Value Creation Source: S&P Global Market Intelligence. Note: Market data as of July 23, 2026. (1) Shown from July 23, 2016, to July 23, 2026. (2) Includes nationwide major exchange-traded banks with total assets between $5-$10 billion as of most recent quarter reported excluding merger targets and mutuals. (2) Trading Price / Tangible Book Value (2) 10-Year Total Shareholder Return (TSR)(1) Philadelphia market presence materially enhanced through WMPN and FCOB acquisitions, positioning MPB in one of the most attractive and competitive banking MSAs in the U.S. Execution now shifts to integration and synergy realization, with cost saves and operating leverage as the next catalysts. Revenue mix structurally improved with meaningful fee income contribution from recent non-bank acquisitions. To date, 2026 reflects successful completion of four acquisitions since the start of 2025, with continued progress toward expected scale benefits, earnings power expansion, and increased focus market density.

11 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Appendix

12 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Experienced Management Team Source: Company Documents. Executive Position Years at MPB Years in Industry Rory G. Ritrievi Chair, President & Chief Executive Officer 17 40 Scott W. Micklewright First Sr. EVP / President of Commercial and Consumer Banking & Chief Revenue Officer 17 20 Justin T. Webb First Sr. EVP / Chief Financial Officer & Chief of Staff 14 20 Joan E. Dickinson Sr. EVP / Chief Retail Officer 13 40 Heather R. Hall Sr. EVP / Chief Lending Officer & Market President—Greater Harrisburg Area Market 9 27 Kenneth J. Stephon Sr. EVP / Chief Corporate Development Officer 7 49 Jordan D. Space Sr. EVP / President of the Private Bank & Chief Revenue Officer of MPB Financial 4 19 John Paul Livingston First EVP / Chief Information & Technology Officer 16 23 Joseph L. Paese, CFP First EVP / Director of Trust & Wealth Management 10 40 Dana R. Stewart First EVP / Chief Operating Officer 7 mos. 35 Ray M. Mincarelli, Jr. EVP / President of Commercial Real Estate 17 55 Paul W. Spotts EVP / Chief Credit Officer 4 32

13 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Experienced Management Team Source: Company Documents. Executive Position Years at MPB Years in Industry Matthew L. Miller First Sr. VP / Chief Data Officer 21 27 Amy M. Barnett First Sr. VP / Chief Compliance Officer 16 28 Paul F. Spiegel First Sr. VP / Senior Operations Manager 15 40 Margaret E. Steinour First Sr. VP / Chief Administrative Officer 14 21 Mark F. Ketch First Sr. VP / Market President—Northern Market 9 33 Jennifer M. Trautlein First Sr. VP / Chief Communications Officer 4 20 Average: 11 31

14 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Mid Penn Bank Regional Presidents Source: Company Documents. Executive Position / Region Years at MPB Years in Industry Natalie L. Falatek Sr. VP / Upper Dauphin Region 15 22 Keith C. Rada First Sr. VP / Brunswick Region 9 17 Randy Wolfe Sr. VP/ South Central NJ Region 9 26 Joseph N. Butto First Sr. VP / Berks Region 7 42 Jared E. Utz First Sr. VP / William Penn Region 6 22 Justin A. Manning Sr. VP / Lancaster Region 4 20 Daniel M. Baronick Sr. VP / Clearfield Region 2 21 Abe Ibrahim First Sr. VP / Philadelphia City Region 1 16 Average: 6 24

15 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 $0.77 $0.84 $0.80 $0.80 $0.80 $0.84 $0.97 2020 2021 2022 2023 2024 2025 2026Q2 $3.10 $2.71 $3.44 $2.29 $2.90 $2.84 3.40 2020 2021 2022 2023 2024 2025 2026Q2 Earnings Per Share and Dividends Source: S&P Global Market Intelligence, Company Documents. (1) 2026Q2 data is annualized. (2) Unaudited. Earnings Per Share (Diluted) Cash Dividends Per Share Paid Declared Dividend: As a result of recent performance, the Board of Directors declared a quarterly cash dividend of $0.23 per common share, a 4.55% increase from the prior quarter, payable on August 14, 2026, to shareholders of record as of August 3, 2026. Based on the declared quarterly dividend of $0.23 per share, annualized dividends, including the previously paid $0.05 special dividend in February 2026, equal $0.97 per share. (1)(1)(2)

16 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Non-GAAP Reconciliation ($000s) For the quarters ended, 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 Net Income Available to Common Shareholders $13,742 $4,762 $18,297 $19,447 $8,706 $21,691 Less: BOLI Death Benefit Income 83 1 71 223 331 1 Less: Recoveries on loans previously acquired in business combinations 0 0 534 0 0 0 Less: Swap cancellation gain 0 0 279 83 0 0 Less: Gain on the closing of an investment of a reinsurance entity acquired from another institution 0 0 420 0 0 0 Less: Gain on sale of pension assets 0 0 0 192 0 0 Plus: Merger and Acquisition Expenses 314 11,011 233 (39) 7,723 103 Plus: Compensation Expense for accelerated vesting of stock options and RSA's 0 2,043 753 314 370 314 Plus: Legal settlement expense 0 0 0 0 665 0 Less: Tax Effect of Merger and Acquisition Expenses 66 2,741 207 0 1,839 88 Net Income Excluding Non-Recurring Expenses $13,907 $15,074 $17,772 $19,224 $15,294 $22,019 Weighted Average Shares Outstanding 19,355,867 21,566,617 23,005,504 23,045,983 23,949,008 25,330,234 Core Earnings Per Common Share Excluding Non-Recurring Expenses $0.72 $0.70 $0.77 $0.83 $0.64 $0.87 Source: S&P Global Market Intelligence, Company Filings. For the Years Ended December 31, For the Quarter Ended 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026Q2 Net Income Available to Common Shareholders $7,804 $7,089 $10,596 $17,701 $26,209 $29,319 $54,806 $37,397 $49,437 $56,248 $21,691 Less: BOLI Death Benefit Income 0 0 0 0 0 0 0 0 2,566 378 1 Less: Recoveries on loans previously acquired in business combinations 0 0 0 0 0 0 0 0 0 534 0 Less: Swap cancellation gain 0 0 0 0 0 0 0 0 0 362 0 Less: Gain on the closing of an investment of a reinsurance entity acquired from another institution 0 0 0 0 0 0 0 0 0 420 0 Less: Gain on sale of pension assets 0 0 0 0 0 0 0 0 0 192 0 Plus: Merger and Acquisition Expenes 0 619 4,790 0 0 12,947 623 8,520 545 11,519 103 Plus: Compensation Expense for accelerated vesting of stock options and RSA's 0 0 0 0 0 0 0 0 0 3,110 314 Plus: Legal settlement expense 0 0 0 0 0 0 0 0 0 0 0 Less: Tax Affect of Merger and Acquisition Expenses 0 130 1,006 0 0 2,719 131 1,789 115 3,014 88 Net Income Excluding Non-Recurring Expenses $7,804 $7,578 $14,380 $17,701 $26,209 $39,547 $55,298 $44,128 $47,301 $65,977 $22,019 Weighted Average Shares Outstanding 4,239,630 4,252,561 7,091,797 8,492,073 8,443,092 10,819,579 15,934,635 16,350,963 17,070,862 22,022,475 25,330,234 Core Earnings Per Common Share Ex. Non-Recurring Expenses $1.84 $1.78 $2.03 $2.08 $3.10 $3.66 $3.47 $2.70 $2.77 $3.00 $0.87 Average Assets $1,001,452 $1,103,439 $1,665,721 $2,166,964 $2,758,429 $3,520,504 $4,476,174 $4,883,087 $5,412,979 $6,031,892 $6,996,021 Core Return on Average Assets Ex. Non-Recurring Expenses 0.78% 0.69% 0.86% 0.82% 0.95% 1.12% 1.24% 0.90% 0.87% 1.09% 1.26%

17 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. ($000s) As of December 31, As of June 30, 2018 2019 2020 2021 2022 2023 2024 2025 2026Q2 Total Common Equity $223,209 $237,874 $255,688 $490,076 $512,099 $542,350 $655,018 $814,058 $901,907 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 136,620 157,121 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 14,657 31,173 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 151,277 188,294 Tangible Common Equity $153,148 $169,276 $188,488 $366,805 $390,608 $408,840 $520,616 $662,781 $713,613 Total Assets $2,077,981 $2,231,175 $2,998,948 $4,689,425 $4,486,257 $5,290,792 $5,470,362 $6,133,896 $6,996,021 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 136,620 157,121 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 14,657 31,173 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 151,277 188,294 Tangible Assets $2,007,920 $2,162,577 $2,931,748 $4,566,154 $4,364,766 $5,157,282 $5,335,960 $5,982,619 $6,807,727 Tangible Common Equity / Tangible Assets 7.63% 7.83% 6.43% 8.03% 8.95% 7.93% 9.76% 11.08% 10.48% Tangible Book Value Per Share $18.10 $19.96 $22.39 $22.99 $24.59 $24.67 $26.90 $28.76 $28.18

18 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Non-GAAP Reconciliation ($000s) 2025Q1 2025Q2 2025Q3 2025Q4 2026Q2 Net Income Available to Common Shareholders $13,742 $4,762 $18,297 $19,447 $21,691 Plus: Intangible Amortizations, Net of Tax 338 588 746 735 1,437 $14,080 $5,350 $19,043 $20,182 $23,128 Average Shareholder's Equity $660,964 $670,491 $783,547 $803,093 $892,092 Less: Average Goodwill 128,160 130,824 135,486 136,620 157,121 Less: Average Core Deposit and Other Intangibles 6,023 9,824 16,003 14,969 32,105 Average Tangible Shareholder's Equity $526,781 $529,843 $632,058 $651,504 $702,866 Return on Average Tangible Common Equity 10.84% 4.05% 11.95% 12.29% 13.20% Net Income Excluding Non-Recurring Expenses $13,907 $15,074 $17,772 $19,224 $22,019 Core Return on Average Tangible Common Equity 10.56% 11.38% 11.25% 11.80% 12.53% Source: S&P Global Market Intelligence, Company Filings.